Exhibit 99.1

Joint News Release

INDEPENDENT BANK CORP. AND ENTERPRISE BANCORP, INC. ANNOUNCE THE RECEIPT OF ALL REGULATORY APPROVALS AND ANTICIPATED CLOSING DATE

Rockland, Massachusetts and Lowell, Massachusetts, June 4, 2025. Independent Bank Corp. (NASDAQ: INDB) (“Independent”), parent of Rockland Trust Company (“Rockland Trust”), and Enterprise Bancorp, Inc. (NASDAQ: EBTC) (“Enterprise”), parent of Enterprise Bank and Trust Company (“Enterprise Bank”), jointly announce the following in connection with Independent’s proposed acquisition of Enterprise:

•All required regulatory approvals relating to the proposed transaction have now been received.

•The proposed transaction is expected to be completed on July 1, 2025, subject to the satisfaction of the remaining customary closing conditions.

“Securing all required regulatory approvals is a significant milestone and the result of thoughtful collaboration between our two organizations,” said Jeffrey Tengel, Chief Executive Officer at Rockland Trust. “The success of this combination will come from the people behind it, our colleagues, customers, and communities. We are excited to move forward and grow as a community-oriented bank that is deeply rooted in relationships and ready to meet the evolving needs of those we serve.”

“This integration brings together two banks with shared values and a commitment to serving others,” said Steven Larochelle, Chief Executive Officer at Enterprise Bank. “I’m incredibly proud of what our Enterprise team has built and am confident that, as part of Rockland Trust, this next chapter will bring expanded opportunities and continued support to the customers and communities we are honored to serve.”

Exhibit 99.1

INDEPENDENT BANK CORP. / ROCKLAND TRUST CONTACTS:

Investor Relations:
Gerry Cronin, Director of Investor Relations
Rockland Trust Company
(774) 363-9872
Gerard.Cronin@rocklandtrust.com

Media:
Emily McDonald, Vice President, Corporate Marketing
Rockland Trust Company
(781) 982-6650
Emily.McDonald@rocklandtrust.com

ENTERPRISE BANCORP, INC. / ENTERPRISE BANK CONTACTS

Investor Relations:
Joe Lussier, Chief Financial Officer & Treasurer, EVP
Enterprise Bank
(978) 656-5578
Joe.Lussier@ebtc.com

Media:
Matthew Coggins, Chief Marketing & Communications Officer
Enterprise Bank
(978) 656-5708
Matthew.Coggins@ebtc.com

ABOUT INDEPENDENT BANK CORP.

Independent Bank Corp. (NASDAQ Global Select Market: INDB) is the holding company for Rockland Trust Company, a full-service commercial bank headquartered in Massachusetts. With retail branches in Eastern Massachusetts and Worcester County as well as commercial banking and investment management offices in Massachusetts and Rhode Island, Rockland Trust offers a wide range of banking, investment, and insurance services to individuals, families, and businesses. Rockland Trust also offers a full suite of mobile, online, and telephone banking services. Rockland Trust is an FDIC member and an Equal Housing Lender.

ABOUT ENTERPRISE BANCORP, INC.

Enterprise Bancorp, Inc. is a Massachusetts corporation that conducts substantially all its operations through Enterprise Bank and Trust Company, commonly referred to as Enterprise Bank, and has reported 142 consecutive profitable quarters. Enterprise Bank is principally engaged in the business of attracting deposits from the general public and investing in commercial loans and investment securities. Through Enterprise Bank and its subsidiaries,

Exhibit 99.1
Enterprise offers a range of commercial, residential and consumer loan products, deposit products and cash management services, electronic and digital banking options, as well as wealth management, and trust services. Enterprise’s headquarters and Enterprise Bank’s main office are located at 222 Merrimack Street in Lowell, Massachusetts. Enterprise’s primary market area is the Northern Middlesex, Northern Essex, and Northern Worcester counties of Massachusetts and the Southern Hillsborough and Southern Rockingham counties in New Hampshire. Enterprise Bank has 27 full-service branches located in the Massachusetts communities of Acton, Andover, Billerica (2), Chelmsford (2), Dracut, Fitchburg, Lawrence, Leominster, Lexington, Lowell (2), Methuen, North Andover, Tewksbury (2), Tyngsborough and Westford and in the New Hampshire communities of Derry, Hudson, Londonderry, Nashua (2), Pelham, Salem and Windham.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Independent and Enterprise, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Independent and Enterprise caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Independent’s and Enterprise’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the Enterprise and Independent market areas; (6) increased competition in the markets of Independent and Enterprise; (7) success, impact, and timing of business strategies of Independent and Enterprise; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between Enterprise and Independent on the combined entities’ operations, financial condition, and financial results; (10) the failure to satisfy any of the conditions to the closing of transaction on a timely basis or at all or other delays in completing the proposed transaction; (11) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (12) the outcome of any legal proceedings that may be instituted against Independent or Enterprise; (13) the possibility that the anticipated benefits of the proposed

Exhibit 99.1
transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Enterprise do business; (14) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of management’s attention from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (17) the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the proposed transaction; (18) a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainty regarding U.S. fiscal debt, deficit and budget matters; (19) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (20) severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of changes in U.S. presidential administrations or Congress, including potential changes in U.S. and international trade and tariff policies and the resulting impact on Independent and Enterprise and their respective customers; and (21) other factors that may affect the future results of Independent and Enterprise.

Additional factors that could cause results to differ materially from those described above can be found in Independent’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with the U.S. Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Independent’s website, www.rocklandtrust.com, under the heading “SEC Filings” and in other documents Independent files with the SEC, and in Enterprise’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Enterprise’s website, www.enterprisebanking.com, under the heading “SEC Filings” and in other documents Enterprise files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Independent nor Enterprise assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

Category: Merger Releases